UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 7, 2019 (June 6, 2019)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3993 Howard Hughes Parkway, Suite 500
Las Vegas, NV 89169
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:

Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Public Units, each consisting of one share of Common Stock, $0.0001 par value, and one-half of one Warrant	RMNIU	OTC Pink Current Information Marketplace

Warrants, exercisable for one share of Common Stock, $0.0001 par value	RMNIW	OTC Pink Current Information Marketplace

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITYHOLDERS

On June 6, 2019, Rimini Street, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s California Operations Center located at 6601 Koll Center Parkway, Suite 300, Pleasanton, California 94566. A total of 65,268,394 shares of common stock, par value $0.0001 per share, and a total of 149,647 shares of the Company’s 13.00% Series A Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Preferred Stock”), each of which was entitled to 100 votes per share, were issued and outstanding and entitled to vote as of April 18, 2019, the record date for the Annual Meeting. There were, collectively, 70,186,992 shares of common stock and shares of Preferred Stock (on an as-converted basis) represented in person or by proxy at the Annual Meeting (representing approximately 87.48% of the voting power the Company’s outstanding capital stock), constituting a quorum. The stockholders were asked to vote on two proposals, with the common stock and the Preferred Stock voting together as a single class for both proposals. Set forth below are the matters acted upon by the stockholders at the Annual Meeting, as further described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2019, and the final voting results for each proposal:

Proposal 1: Election of Class II director nominees, each to hold office until the 2022 annual meeting of stockholders and until his successor is elected and duly qualified.

	For	Withheld	Broker Non-Votes
Robin Murray	64,115,624	247,254	5,824,114
Antonio Bonchristiano	63,581,149	781,729	5,824,114

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
70,056,385	101,626	28,981	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: June 7, 2019	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: Chief Executive Officer

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